										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2010	557.6	598.8	664.9	866.2	2,687.5
2011	745.5	811.0	823.4	951.3	3,331.2

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2010	24.2	27.3	32.1	56.7	140.3
2011	35.3	31.1	37.4	70.3	174.1

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	6.1	6.1	6.5	6.1	24.8
2011	5.8	5.4	5.8	5.4	22.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	3.1	4.3	6.2	5.1	18.7
2011	(57.5)	(0.6)	(0.3)	(3.7)	(62.1)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	15.0	16.9	19.4	45.5	96.8	2010	22.7%	5.3%	31.4%	15.4%	18.0%
2011	87.0	26.3	31.9	68.6	213.8	2011	27.8%	27.4%	19.4%	20.6%	24.2%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2010	11.7	15.9	13.5	38.4	79.5
2011	62.8	19.2	25.7	54.4	162.1

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2010	(1.9)	—	—	—	(1.9)
2011	—	—	—	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2010	5.3	3.8	3.3	2.4	2.4
2011	2.1	1.8	1.6	1.4	1.4

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2010	12.9	13.3	12.4	13.6	52.2
2011	11.5	11.4	12.6	12.2	47.7

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2010	378.7	345.1	450.5	458.8	458.8
2011	528.1	514.8	549.0	522.3	522.3

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2010	4.7	5.7	7.3	8.6	26.3
2011	6.2	10.3	9.8	10.4	36.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2010	(15.5)	54.9	(35.0)	58.7	63.1
2011	(8.8)	64.7	(4.6)	103.9	155.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2010	(5.1)	(2.2)	8.4	(6.9)	(5.8)
2011	(5.8)	(10.0)	(9.5)	(7.4)	(32.7)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2010	(20.6)	52.7	(26.6)	51.8	57.3
2011	(14.6)	54.7	(14.1)	96.5	122.5

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2010	2.2	(9.9)	(31.4)	(4.2)	(43.3)
2011	(1.0)	(3.8)	(65.9)	28.7	(42.0)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2010	4.3	4.4	4.3	4.4	17.4
2011	4.4	4.5	4.4	4.5	17.8

	Total debt
	Q1	Q2	Q3	Q4	FY
2010	416.3	414.9	391.0	391.5	391.5
2011	395.0	398.1	336.8	374.2	374.2

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	388.5	387.3	409.6	448.2	448.2	2010	13.9%	17.3%	21.4%	19.6%	19.6%
2011	516.7	541.2	547.8	577.0	577.0	2011	30.4%	29.1%	29.7%	30.8%	30.8%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2010	16.9	21.7	24.5	23.0	23.0
2011	24.8	25.1	25.6	24.7	24.7

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2010	11.1	13.8	15.4	19.7	60.0
2011	19.4	19.9	19.6	20.8	79.7

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	228.3	259.8	295.2	357.4	1,140.7	2010	(0.3)%	39.5%	49.5%	48.4%	33.7%
2011	358.6	400.8	389.8	421.5	1,570.7	2011	57.1%	54.3%	32.0%	17.9%	37.7%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	91.0	112.9	110.5	162.2	476.6	2010	(9.3)%	4.0%	37.6%	60.8%	22.2%
2011	174.1	194.8	180.3	202.5	751.7	2011	91.3%	72.5%	63.2%	24.8%	57.7%

	Revenues - Other						Revenues - Other - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	56.1	40.8	37.2	50.5	184.6	2010	(6.3)%	(39.2)%	(26.6)%	(6.5)%	(20.3)%
2011	53.9	52.4	58.7	53.4	218.4	2011	(3.9)%	28.4%	57.8%	5.7%	18.3%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	375.4	413.5	442.9	570.1	1,801.9	2010	(3.5)%	14.2%	34.9%	44.1%	22.1%
2011	586.6	648.0	628.8	677.4	2,540.8	2011	56.3%	56.7%	42.0%	18.8%	41.0%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	57.0	67.9	71.7	83.2	279.8	2010	15.2%	16.4%	16.2%	14.6%	15.5%
2011	95.8	97.9	89.0	100.8	383.5	2011	16.3%	15.1%	14.2%	14.9%	15.1%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	46.7	58.1	63.5	65.4	233.7	2010	12.4%	14.1%	14.3%	11.5%	13.0%
2011	65.4	70.4	64.9	72.8	273.5	2011	11.1%	10.9%	10.3%	10.7%	10.8%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	10.3	9.8	8.2	17.8	46.1	2010	2.7%	2.4%	1.9%	3.1%	2.6%
2011	30.4	27.5	24.1	28.0	110.0	2011	5.2%	4.2%	3.8%	4.1%	4.3%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	3.5	3.3	3.9	3.6	14.3
2011	3.5	3.3	3.6	3.6	14.0

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	0.5	(0.7)	(0.4)	(1.7)	(2.3)
2011	(0.7)	(0.4)	(1.1)	(3.3)	(5.5)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	6.3	7.2	4.7	15.9	34.1	2010	n.m.	n.m.	23.4%	15.7%	5.3%
2011	27.6	24.6	21.6	27.7	101.5	2011	19.2%	22.4%	19.0%	14.4%	18.6%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2010	8.0	7.3	3.8	13.3	32.4
2011	22.3	19.2	17.5	23.6	82.6

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2010	(1.9)	—	—	—	(1.9)
2011	—	—	—	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2010	5.3	3.8	3.3	2.4	2.4
2011	2.1	1.8	1.6	1.4	1.4

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2010	9.0	8.7	8.1	8.1	33.9
2011	8.0	8.1	7.5	7.7	31.3

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2010	247.5	218.0	293.2	286.5	286.5
2011	356.9	363.5	383.5	354.5	354.5

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2010	1.0	2.2	3.1	5.8	12.1
2011	2.8	3.9	4.3	5.5	16.5

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2010	13.4	31.4	(27.9)	30.6	47.5
2011	(35.3)	31.5	(7.2)	65.6	54.6

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2010	(0.9)	(2.1)	0.3	(5.8)	(8.5)
2011	(2.6)	(3.8)	(4.1)	(5.4)	(15.9)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2010	12.5	29.3	(27.6)	24.8	39.0
2011	(37.9)	27.7	(11.3)	60.2	38.7

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2010	(8.7)	(4.7)	(12.2)	1.2	(24.4)
2011	(8.1)	(4.8)	(6.2)	(0.4)	(19.5)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2010	5.0	—	—	—	5.0
2011	5.0	—	5.0	—	10.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2010	243.1	242.2	233.1	234.5	234.5
2011	231.4	227.4	226.2	226.0	226.0

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	201.1	197.7	214.6	231.5	231.5	2010	(8.2)%	(3.0)%	9.7%	15.4%	15.4%
2011	261.8	284.5	287.5	297.1	297.1	2011	21.1%	24.6%	28.2%	30.3%	30.3%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	102.6	103.3	133.3	176.5	515.7	2010	8.9%	(3.6)%	12.1%	(0.1)%	3.8%
2011	100.6	104.3	126.7	161.4	493.0	2011	(1.9)%	1.0%	(5.0)%	(8.6)%	(4.4)%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	23.1	22.9	26.5	38.6	111.1	2010	22.5%	22.2%	19.9%	21.9%	21.5%
2011	19.2	19.4	23.2	35.4	97.2	2011	19.1%	18.6%	18.3%	21.9%	19.7%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	15.7	15.1	15.6	18.8	65.2	2010	15.3%	14.6%	11.7%	10.7%	12.6%
2011	15.9	15.8	15.3	16.4	63.4	2011	15.8%	15.1%	12.1%	10.2%	12.9%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	7.4	7.8	10.9	19.8	45.9	2010	7.2%	7.6%	8.2%	11.2%	8.9%
2011	3.3	3.6	7.9	19.0	33.8	2011	3.3%	3.5%	6.2%	11.8%	6.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	1.8	1.8	1.8	1.8	7.2
2011	1.6	1.3	1.3	1.0	5.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	—	0.2	—	0.1	0.3
2011	—	0.2	0.8	(0.2)	0.8

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	5.6	5.8	9.1	17.9	38.4	2010	39.3%	34.5%	38.5%	35.2%	36.5%
2011	1.7	2.1	5.8	18.2	27.8	2011	41.2%	38.1%	29.3%	34.1%	33.8%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2010	3.4	3.8	5.6	11.6	24.4
2011	1.0	1.3	4.1	12.0	18.4

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2010	0.5	0.7	1.0	1.4	3.6
2011	0.6	0.6	2.2	1.5	4.9

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2010	70.8	64.7	95.4	101.5	101.5
2011	95.3	77.9	88.0	98.3	98.3

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2010	0.4	0.8	0.5	0.5	2.2
2011	0.4	1.1	1.0	1.2	3.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2010	13.4	14.8	(19.3)	6.1	15.0
2011	(0.6)	21.3	(0.6)	4.1	24.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2010	(0.4)	(0.8)	(0.5)	(0.5)	(2.2)
2011	(0.4)	(1.1)	(1.0)	(1.2)	(3.7)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2010	13.0	14.0	(19.8)	5.6	12.8
2011	(1.0)	20.2	(1.6)	2.9	20.5

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2010	(0.3)	(0.3)	(0.3)	(0.4)	(1.3)
2011	(0.3)	3.7	(60.2)	—	(56.8)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2010	—	—	—	—	—
2011	—	(4.0)	—	—	(4.0)

	Total debt
	Q1	Q2	Q3	Q4	FY
2010	116.0	115.6	115.3	115.1	115.1
2011	114.8	114.5	54.2	54.2	54.2

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	(8.2)	(4.2)	2.1	13.9	13.9	2010	n.m.	n.m.	n.m.	n.m.	n.m.
2011	16.0	21.7	25.0	35.0	35.0	2011	n.m.	n.m.	n.m.	n.m.	n.m.

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	292	292	285	300	300	2010	0.1	0.1	0.2	0.3	0.7
2011	299	301	312	337	337	2011	0.1	0.1	0.2	0.3	0.7

	Revenues
	Q1	Q2	Q3	Q4	FY
2010	42.8	40.9	47.5	88.4	219.6
2011	40.9	40.0	48.9	91.4	221.2

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	19.0	18.3	21.3	39.1	97.7	2010	44.4%	44.7%	44.8%	44.2%	44.5%
2011	17.6	17.8	22.3	39.7	97.4	2011	43.0%	44.5%	45.6%	43.4%	44.0%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	21.9	21.2	21.2	27.5	91.8	2010	51.2%	51.8%	44.6%	31.1%	41.8%
2011	23.0	22.1	22.9	26.9	94.9	2011	56.2%	55.3%	46.8%	29.4%	42.9%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	(2.9)	(2.9)	0.1	11.6	5.9	2010	(6.8)%	(7.1)%	0.2%	13.1%	2.7%
2011	(5.4)	(4.3)	(0.6)	12.8	2.5	2011	(13.2)%	(10.8)%	(1.2)%	14.0%	1.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	0.1	0.1	0.1	—	0.3
2011	0.1	0.1	0.1	0.2	0.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	—	—	0.1	—	0.1
2011	—	—	0.1	—	0.1

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	(3.0)	(3.0)	(0.1)	11.6	5.5	2010	40.0%	40.0%	n.m.	37.9%	36.4%
2011	(5.5)	(4.4)	(0.8)	12.6	1.9	2011	40.0%	38.6%	37.5%	39.7%	42.1%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2010	(1.8)	(1.8)	(0.1)	7.2	3.5
2011	(3.3)	(2.7)	(0.5)	7.6	1.1

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2010	0.9	0.7	0.7	1.2	3.5
2011	0.8	0.7	0.8	0.8	3.1

The Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2010	38.4	38.8	33.8	36.8	36.8
2011	43.5	41.5	44.0	36.1	36.1

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2010	0.8	0.3	0.9	0.7	2.7
2011	0.6	0.9	0.6	0.2	2.3

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2010	(11.6)	(2.5)	5.4	15.0	6.3
2011	(18.2)	(1.3)	(1.7)	26.1	4.9

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2010	(0.8)	(0.3)	(0.9)	(0.7)	(2.7)
2011	(0.6)	(0.9)	(0.6)	(0.2)	(2.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2010	(12.4)	(2.8)	4.5	14.3	3.6
2011	(18.8)	(2.2)	(2.3)	25.9	2.6

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2010	4.7	3.0	(4.5)	(3.6)	(0.4)
2011	7.8	2.1	2.5	(14.9)	(2.5)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2010	—	—	—	—	—
2011	2.5	—	—	—	2.5

	Total debt
	Q1	Q2	Q3	Q4	FY
2010	4.7	8.0	3.6	—	—
2011	10.4	12.5	15.0	—	—

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	42.8	41.0	40.9	48.1	48.1	2010	12.4%	11.9%	10.7%	8.0%	8.0%
2011	42.3	39.6	39.1	46.7	46.7	2011	4.6%	2.6%	1.7%	2.5%	2.5%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2010	7.0	5.9	6.9	6.8	26.6
2011	7.0	5.4	6.4	6.4	25.2

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2010	1.7	1.5	1.9	1.8	6.9
2011	0.6	0.6	0.7	0.8	2.7

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2010	3.8	5.1	5.4	3.6	17.9
2011	3.6	4.0	3.1	3.0	13.7

	Revenues
	Q1	Q2	Q3	Q4	FY
2010	37.6	42.3	42.4	34.5	156.8
2011	17.9	19.4	21.0	23.5	81.8

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	6.5	14.1	10.7	6.6	37.9	2010	17.3%	33.3%	25.2%	19.1%	24.2%
2011	4.0	2.8	3.1	5.4	15.3	2011	22.3%	14.4%	14.8%	23.0%	18.7%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2010	10.5	9.5	11.3	12.1	43.4
2011	12.1	9.5	11.1	12.8	45.5

	Operating Expenses						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	6.0	7.9	7.0	7.1	28.0	2010	35.3%	33.5%	31.8%	38.0%	34.4%
2011	6.6	7.0	7.2	4.8	25.6	2011	41.0%	56.9%	50.7%	26.4%	42.1%

	Operating Profit $						Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	11.0	15.7	15.0	11.6	53.3	2010	64.7%	66.5%	68.2%	62.0%	65.6%
2011	9.5	5.3	7.0	13.4	35.2	2011	59.0%	43.1%	49.3%	73.6%	57.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	0.8	0.8	0.7	0.7	3.0
2011	0.6	0.7	0.8	0.6	2.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	(0.2)	—	—	0.1	(0.1)
2011	—	(0.7)	(0.3)	(0.4)	(1.4)

The North American Coal Corporation
(in millions, except percentage data)

	Income Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	10.4	14.9	14.3	10.8	50.4	2010	22.1%	24.2%	23.1%	14.8%	21.4%
2011	8.9	5.3	6.5	13.2	33.9	2011	20.2%	13.2%	10.8%	9.8%	13.3%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2010	8.1	11.3	11.0	9.2	39.6
2011	7.1	4.6	5.8	11.9	29.4

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2010	2.3	2.9	2.4	2.3	9.9
2011	2.0	1.9	2.0	2.0	7.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2010	1.4	2.5	2.9	3.0	9.8
2011	2.4	4.4	3.8	3.5	14.1

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2010	0.1	14.8	9.4	1.6	25.9
2011	7.8	7.3	8.8	7.8	31.7

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2010	(1.9)	0.9	9.5	(1.6)	6.9
2011	(2.3)	(4.1)	(3.7)	(0.6)	(10.7)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2010	(1.8)	15.7	18.9	—	32.8
2011	5.5	3.2	5.1	7.2	21.0

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2010	2.8	(11.5)	(18.9)	(1.8)	(29.4)
2011	(8.5)	(1.4)	(7.4)	(7.4)	(24.7)

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2010	3.0	3.0	3.0	15.6	24.6
2011	5.0	5.0	5.0	57.9	72.9

	Total debt
	Q1	Q2	Q3	Q4	FY
2010	52.5	44.1	28.2	41.9	41.9
2011	38.4	43.7	41.4	94.0	94.0

	Equity						Return on Equity (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2010	132.1	140.5	148.5	141.5	141.5	2010	45.4%	45.4%	41.5%	28.7%	28.7%
2011	143.7	143.4	144.3	96.1	96.1	2011	27.3%	22.2%	18.5%	22.0%	22.0%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2010	(1.7)	(3.1)	(2.0)	(4.0)	(10.8)
2011	(2.5)	(1.1)	(0.9)	(2.8)	(7.3)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	(0.1)	0.1	—	—	—
2011	—	—	—	—	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2010	2.8	4.8	6.5	6.6	20.7
2011	(56.8)	0.3	0.2	0.2	(56.1)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2010	(4.4)	(8.0)	(8.5)	(10.6)	(31.5)
2011	54.3	(1.4)	(1.1)	(3.0)	48.8

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2010	(3.0)	(5.3)	(6.1)	(6.0)	(20.4)
2011	34.7	(1.0)	(0.7)	(2.3)	30.7